                                                                 EXHIBIT 4.10

                                 THIRD AMENDMENT


                  THIRD AMENDMENT, dated as of November 10, 1998 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 5, 1997 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Viasystems Group, Inc., a Delaware corporation ("Holdings"), Viasystems, Inc., a Delaware corporation (the "US Borrower"), Viasystems Canada, Inc. (f/k/a Circo Craft Co. Inc.), a Quebec corporation (the "Canadian Borrower"), PCB Investments plc, a corporation organized under the laws of England and Wales ("English Bidco"), Viasystems Holdings Limited (f/k/a Forward Group Plc), a corporation organized under the laws of England and Wales (the "English Borrower"), Chips Acquisition Limited, a private limited company organized under the laws of England and Wales ("Chips Limited"), Print Service Holding N.V. (APrint Service@), Viasystems II Limited (f/k/a Interconnection Systems (Holdings) Limited), a private limited company organized under the laws of England and Wales ("ISL" and together with the Canadian Borrower, English Bidco, the English Borrower, Chips Limited, Print Service and any Future Foreign Subsidiary Borrower, the "Foreign Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to thereto (the "Lenders"), The Chase Manhattan Bank of Canada ("Chase Canada"), as administrative agent for the Canadian Lenders (in such capacity, the "Canadian Agent"), Chase Manhattan International Limited, as administrative agent for the English Lenders (in such capacity, the "English Agent"), any Future Foreign Agent which may from time to time be appointed thereunder and The Chase Manhattan Bank ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

                  WHEREAS, the Borrowers have requested, and upon the effectiveness of this Amendment, the Lenders have agreed, that certain provisions of the Credit Agreement be amended or waived upon the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:



                  SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

                  SECTION 2. Amendment to Subsection 2.9. Subsection 2.9 of the Credit Agreement is hereby amended by inserting immediately before the first proviso thereof the following:

                    "(or, in the case of any optional prepayments made pursuant to subsection 8.2(q) only, to reduce the then remaining installments of such Term Loans in direct order of maturity);@ . SECTION 3. Amendment to Subsection 8.1(a). Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein beginning with the first quarter indicated below in its entirety and substituting in lieu thereof the following table:


                     Calendar Quarter                   Interest Coverage Ratio
                     ----------------                   -----------------------
         1998              4th                                2.00 to 1.00

         1999              1st                                1.90 to 1.00
                           2nd                                1.90 to 1.00
                           3rd                                1.90 to 1.00
                           4th                                2.00 to 1.00

         2000              1st                                2.00 to 1.00
                           2nd                                2.00 to 1.00
                           3rd                                2.00 to 1.00
                           4th                                2.25 to 1.00

         2001              1st                                2.25 to 1.00
                           2nd                                2.25 to 1.00
                           3rd                                2.25 to 1.00
                           4th                                2.50 to 1.00

         2002              1st                                2.50 to 1.00
                           2nd                                2.50 to 1.00
                           3rd                                2.50 to 1.00
                           4th                                2.75 to 1.00

         2003              1st                                2.75 to 1.00
                           2nd                                2.75 to 1.00
                           3rd                                2.75 to 1.00
                           4th                                3.00 to 1.00

                     Calendar Quarter                   Interest Coverage Ratio
                     ----------------                   -----------------------
         2004              1st                                3.00 to 1.00
                           2nd                                3.00 to 1.00
                           3rd                                3.00 to 1.00
                           4th                                3.00 to 1.00


                   SECTION 4. Amendment of Subsection 8.1(b). Subsection 8.1(b) is hereby amended by deleting the portion of the table appearing therein beginning with the first quarter indicated below in its entirety and substituting in lieu thereof the following table:


                     Calendar Quarter                             Amount
                     ----------------                          ------------
          1998             4th                                  191,000,000

          1999             1st                                  191,000,000
                           2nd                                  191,000,000
                           3rd                                  191,000,000
                           4th                                  200,000,000

          2000             1st                                  200,000,000
                           2nd                                  200,000,000
                           3rd                                  200,000,000
                           4th                                  215,000,000

          2001             1st                                  215,000,000
                           2nd                                  215,000,000
                           3rd                                  215,000,000
                           4th                                  230,000,000

          2002             1st                                  230,000,000
                           2nd                                  230,000,000
                           3rd                                  230,000,000
                           4th                                  250,000,000

          2003             1st                                  250,000,000
                           2nd                                  250,000,000
                           3rd                                  250,000,000
                           4th                                  275,000,000

                     Calendar Quarter                             Amount
                     ----------------                          ------------

         2004              1st                                  275,000,000
                           2nd                                  275,000,000
                           3rd                                  275,000,000
                           4th                                  300,000,000


         SECTION 5. Amendment of Subsection 8.1(c). Subsection 8.1(c) is hereby amended by deleting the portion of the table appearing therein beginning with the first quarter and ending with the last quarter indicated below and substituting in lieu thereof the following portion of such table:

                     Calendar Quarter                    Ratio
                     ----------------                   -----------


          1999              1st                         5.60 to 1.00
                            2nd                         5.60 to 1.00
                            3rd                         5.60 to 1.00
                            4th                         5.60 to 1.00

          2000              1st                         5.60 to 1.00
                            2nd                         5.40 to 1.00
                            3rd                         5.20 to 1.00
                            4th                         5.00 to 1.00

          2001              1st                         5.00 to 1.00
                            2nd                         4.80 to 1.00
                            3rd                         4.60 to 1.00
                            4th                         4.50 to 1.00

          SECTION 6. Amendment of Subsection 8.2(q). Subsection 8.2 of the Credit Agreement is hereby amended by deleting clause (q) therefrom in its entirety and substituting in lieu thereof the following:

                            "(q) unsecured Senior Subordinated Indebtedness of
                   the US Borrower not to exceed $650,000,000 so long as any Net Cash Proceeds of such Senior Subordinated Indebtedness in excess of $500,000,000 are immediately used to make a prepayment of the Term Loans in accordance with subsection 2.9".

                   SECTION 7. Representations and Warranties. After giving affect to this Amendment, Holdings and the US Borrower (and each Foreign Subsidiary Borrower, only as to itself, and its Subsidiaries) hereby confirm, reaffirm and restate the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

              SECTION 8. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent by no later than November 24, 1998 of:

                   (a) Amendment. Counterparts of this Amendment, duly executed and delivered by Holdings, the US Borrower, the Foreign Subsidiary Borrowers and the Required Lenders; and

                   (b) Fees. Such amendment fees as shall have been agreed to by Holdings, the US Borrower, Chase and CSI shall have been paid to the Lenders approving this Amendment.

                   SECTION 9. Continuing Effect of Credit Agreement. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                   SECTION 10. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  VIASYSTEMS GROUP, INC.,
                                  as Guarantor

                                  By:
                                     -------------------------------------
                                  Title:

                                  BORROWERS

                                  VIASYSTEMS, INC.,
                                    as US Borrower

                                  By:
                                     -------------------------------------
                                  Title:


                                  VIASYSTEMS CANADA, INC.,
                                    as Canadian Borrower

                                  By:
                                     -------------------------------------
                                  Title:

                                  PCB INVESTMENTS PLC,
                                    as English Bidco

                                  By:
                                     -------------------------------------
                                  Title:

                                  VIASYSTEMS HOLDING LIMITED,
                                    as English Borrower

                                  By:
                                     -------------------------------------
                                  Title:

                                  CHIPS ACQUISITION LIMITED,
                                    as a Foreign Subsidiary Borrower

                                  By:
                                     -------------------------------------
                                  Title:

                                  PRINT SERVICE HOLDING N.V.,
                                    as a Foreign Subsidiary Borrower

                                  By:
                                     -------------------------------------
                                  Title:


                                  VIASYSTEMS II LIMITED,
                                    as a Foreign Subsidiary Borrower

                                  By:
                                     -------------------------------------
                                  Title:

                                  AGENTS

                                  THE CHASE MANHATTAN BANK,
                                    as Administrative Agent and Collateral
                                    Agent, and as a Lender

                                  By:
                                     -------------------------------------
                                  Title:


                                  THE CHASE MANHATTAN BANK
                                  OF CANADA, as Canadian Agent,
                                    and as a Canadian  Lender

                                  By:
                                     -------------------------------------
                                  Title:


                                  CHASE MANHATTAN
                                  INTERNATIONAL LIMITED,
                                    as English Agent

                                  By:
                                     -------------------------------------
                                  Title:

                                  CHASE MANHATTAN BANK
                                  DELAWARE, as a US Issuing Lender

                                  By:
                                     -------------------------------------
                                  Title:

                                  US LENDERS

                                  ABN AMRO BANK N.V.

                                  By:
                                     -------------------------------------
                                  Its:
                                      ------------------------------------

                                  By:
                                     -------------------------------------
                                  Its:
                                      ------------------------------------


                                  ALLSTATE LIFE INSURANCE
                                  COMPANY

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  ALLSTATE INSURANCE COMPANY

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  AMARA-1 FINANCE LTD.

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  AMARA-2 FINANCE LTD.

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  ARAB BANKING CORPORATION (B.S.C.)

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  BANK OF MONTREAL

                                  By:
                                     -------------------------------------
                                  Title:


                                  THE BANK OF NEW YORK

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE BANK OF NOVA SCOTIA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  NEW YORK BRANCH


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                  Name:
                                  Title:

                                  BANKBOSTON, N.A.

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  BANKERS TRUST

                                  By:
                                     -------------------------------------

                                  Name:
                                  Title:


                                  BANQUE NATIONALE DE PARIS, NEW YORK BRANCH

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  BHF BANK AKTIENGESELLSCHAFT

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  BALANCED HIGH-YIELD FUND I LIMITED

                                  BY: BHF BANK AKTIENGESELLSCHAFT,
                                        acting through its New York branch as
                                        attorney-in-fact

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                                                              11
                                  CIBC INC.

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  CITIBANK, N.A.

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  CREDIT AGRICOLE INDOSUEZ

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE FUJI BANK LIMITED,
                                  NEW YORK BRANCH

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  GOLDMAN SACHS CREDIT PARTNERS

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                                                              12
                                  INDOSUEZ CAPITAL FUNDING III


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE INDUSTRIAL BANK OF
                                  JAPAN, LIMITED


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  KZH SOLEIL LLC
                                    (formerly known as KZH Holding
                                    Corporation)

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  KZH CRESCENT-3 LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  KZH PAMCO LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  KZH SHENKMAN LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  KZH-CRESCENT-2 LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  KZH ING-3 LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  KZH SOLEIL-2 LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE LONG-TERM CREDIT BANK
                                  OF JAPAN, LIMITED

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE MITSUBISHI TRUST &
                                  BANKING CORPORATION

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  NATEXIS BANQUE BFCE, FORMERLY
                                  BANQUE FRANCAISE DU
                                  COMMERCE EXTERIEUR

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  NATIONAL BANK OF CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  NATIONAL WESTMINSTER
                                  BANK Plc

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  ORIX USA CORPORATION

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  MORGAN STANLEY DEAN WITTER
                                  PRIME INCOME TRUST

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  OCTAGON CREDIT INVESTORS
                                  LOAN PORTFOLIO, FORMERLY
                                  CHL HIGH YIELD LOAN PORTFOLIO
                                     (a unit of THE CHASE MANHATTAN
                                     BANK)

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  PAMCO CAYMAN LTD.

                                  By:  Highland Capital Management L.P.,
                                          as Collateral Manager

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  ROYAL BANK OF CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE SAKURA BANK, LIMITED

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  SENIOR DEBT PORTFOLIO

                                  By: Eaton Vance Management,
                                         as Investment Advisor

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  TORONTO DOMINION (TEXAS), INC.


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  VAN KAMPEN AMERICAN CAPITAL
                                  PRIME RATE INCOME TRUST

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  VAN KAMPEN AMERICAN CAPITAL
                                  SENIOR INCOME TRUST

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  CANADIAN LENDERS

                                  BANK OF MONTREAL

                                  By:
                                     -------------------------------------
                                  Title:


                                  THE BANK OF NOVA SCOTIA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  BANK OF TOKYO-MITSUBISHI
                                  (CANADA)

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  BT BANK OF CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  BANQUE NATIONALE DE PARIS (CANADA)

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  CITIBANK CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  FIRST CHICAGO NBD BANK, CANADA


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  FUJI BANK CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  NATIONAL BANK OF CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  ROYAL BANK OF CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE SAKURA BANK (CANADA)

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                             ENGLISH LENDERS

                                  THE CHASE MANHATTAN BANK,

                                  By:
                                     -------------------------------------
                                  Title:


                                  BHF BANK AKTIENGESELLSCHAFT

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  BALANCED HIGH-YIELD FUND I LIMITED

                                  BY: BHF BANK AKTIENGESELLSCHAFT,
                                       acting through its New York branch as
                                       attorney-in-fact

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  BANK OF MONTREAL

                                  By:
                                     -------------------------------------
                                  Title:


                                  THE BANK OF NOVA SCOTIA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  BANQUE NATIONALE DE PARIS. LONDON BRANCH

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  CIBC WOOD GUNDY PLC

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  CITIBANK, N.A.

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE FIRST NATIONAL BANK
                                  OF BOSTON

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  NATEXIS BANQUE BFCE, FORMERLY BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  NATIONAL WESTMINSTER
                                  BANK Plc

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  ROYAL BANK OF CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  SAKURA BANK, LIMITED LONDON BRANCH

                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

                                  DEEPROCK & CO.

                                  By:  Eaton Vance Management, as Investment
                                        Advisor


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title: